UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		January 30, 2014

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On January 30, 2014, Coyote Creek Mining Company, L.L.C. (“CCMC”), an indirect subsidiary of NACCO Industries, Inc. (the “Company”), entered into a First Amendment to the Lignite Sales Agreement dated as of January 30, 2014 (the “First Amendment”) with Otter Tail Power Company (“OTP”), a wholly owned subsidiary of Otter Tail Corporation, and OTP’s co-owners in the Coyote Station baseload generation plant, Northern Municipal Power Agency, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., and NorthWestern Corporation (collectively with OTP, the “Co-owners”). The First Amendment amends the Lignite Sales Agreement dated as of October 10, 2012 (the “Agreement”) among CCMC and the Co-owners. The Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 15, 2012 and filed as Exhibit 10.58 to the Company’s Annual Report on Form 10-K filed with the SEC on March 6, 2013.

Under the First Amendment, the Co-owners have the right, at any time during the term of the Agreement and on the terms and subject to the conditions set forth in the First Amendment, to purchase from CCMC one or more of three capital asset classes of CCMC: rolling stock, dragline(s) and fixed capital assets. The purchase price for each class of assets would be the net book value of that class of assets as reflected on the financial statements of CCMC. Under the original Agreement, the Co-owners had the right to purchase all of CCMC’s capital assets for the net book value of such capital assets, but did not have the right to purchase subclasses of the capital assets.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01    Financial Statements and Exhibits.
As described in Item 1.01 of this Current Report on Form 8-K, the following Exhibit is filed as part of this Current Report on Form 8-K.
(d) Exhibits

10.1
First Amendment to Lignite Sales Agreement dated as of January 30, 2014 between Coyote Creek Mining Company, L.L.C. and Otter Tail Power Company, Northern Municipal Power Agency, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc. and NorthWestern Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 30, 2014		NACCO INDUSTRIES, INC.

		By:	/s/ Mark E. Barrus
Name: Mark E. Barrus
Title: Vice President and Controller